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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 25, 2003
                                                          --------------

                                  NETGURU, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                 0-28560                      22-2356861
          --------                 -------                      ----------
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500
                                                          --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     SETTLEMENT AGREEMENT WITH GRAL, INC.

         In April 2000, the Company issued 25,000 shares of common stock as a portion of the purchase price for the acquisition of Allegria Software, Inc., one of the Company's subsidiaries. The recipients of those shares were given the right to demand that the Company repurchase those shares at a price of $28.60 per share at the end of one year. In April 2001, each of the former owners exercised this right. The total repurchase price was $715,000. Agreements were reached with all parties to extend cash payment for this repurchase over a twelve-month period.

         As of June 30, 2003, the Company had paid $172,000 to one of the former owners for the repurchase of 6,000 shares. The repurchase of 6,000 shares from another former owner was settled for a total of $100,000, which was paid in full as of June 30, 2003. GRAL, Inc., or GRAL, the owner of the remaining 13,000 shares, was holding the stock certificates representing those shares until full payment was received for these shares. The total cash to be paid for the repurchase from GRAL was $372,000, of which $128,000 had been paid as of June 30, 2003. Due to a dispute as a result of an apparent breach of the purchase agreement by GRAL, the Company was unwilling to pay the balance of $244,000 to GRAL.

         Effective August 13, 2003, the Company entered into a Settlement and General Release, or the Settlement Agreement, with GRAL. Pursuant to the Settlement Agreement, GRAL retained the 13,000 shares that it was holding; the Company agreed to issue GRAL an additional 32,004 shares, which will be registered for resale by GRAL under a registration with the Securities and Exchange Commission, and GRAL and the Company entered into a mutual general release.

                                        2



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No.        Description
                  --------        -----------

                    99.1 Press release dated August 15, 2003 titled CORRECTING AND REPLACING NETGURU ANNOUNCES FIRST QUARTER RESULTS.

                                        3



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 8, 2003, the Company filed a Form 8-K disclosing certain information, including the Company's press release dated August 5, 2003 discussing the Company's results for the three months ended June 30, 2003 as compared to the three months ended June 30, 2002. On August 15, 2003, the Company issued a press release, correcting the press release issued on August 5, 2003, a copy of which is provided with this report as exhibit 99.1 and incorporated by reference into this Item 12.

         The information contained or incorporated by reference in this Item 12 is being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained or incorporated by reference in this Item 12 shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

                                        4



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2003                  NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer

                                        5



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                         EXHIBITS FILED WITH THIS REPORT

         Exh. No.        Description
         --------        -----------

           99.1 Press release dated August 15, 2003 titled CORRECTING AND REPLACING NETGURU ANNOUNCES FIRST QUARTER RESULTS.